Kemper Global and International Funds
Growth Fund Of Spain

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 1999, AS REVISED NOVEMBER 10, 1999
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The following information supplements the prospectus for Growth Fund Of Spain:

The Board of Directors of Kemper Global/International Series, Inc. approved, subject to shareholder approval, changes to the investment policies of Growth Fund Of Spain (the "Fund"). The changes which were recommended by Scudder Kemper Investments, Inc., the Fund's investment manager, would change the manner in which the Fund seeks its investment objective of long-term capital appreciation from investment primarily in Spanish equities to investment primarily in a diversified portfolio of securities issued by established foreign companies. If the changes are approved by shareholders, the Fund's name will be changed to Kemper International Research Fund and the 2% redemption fee, which is applicable to shares redeemed that have been held for less than one year, will be eliminated. The Board also approved, subject to shareholder approval, certain other changes to the Fund's investment objective and fundamental investment policies and restrictions to provide the Fund with greater flexibility by eliminating the need for shareholder approval of changes to the Fund's investment objective and policies and to bring the Fund's fundamental investment policies into conformity with other funds managed by Scudder Kemper.

It is expected that proxy materials relating to the proposed changes will be mailed to the Fund's shareholders in February 2000. A Special Meeting of Shareholders to vote on the proposed changes is expected to be held on or about April 6, 2000.





February 14, 2000